UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2013

Date of reporting period: October 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

October 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. government securities (other than U.S. government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Fund will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed-income securities issued by non-U.S. companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Credit Bond Index, for the six- and 12-month periods ended October 31, 2012.

The Fund generated strong absolute returns and outperformed its benchmark for both periods. For the six-month period, corporate security selection was the primary positive driver, helped by selection within the Fund’s bank, finance, electric, telecommunications and basic industries holdings. An underweight to the non-corporate portion of the credit benchmark was also a significant positive, as corporate securities outperformed non-corporates. Within the Fund’s industry allocation, an overweight to banks added to relative returns. Yield curve positioning, specifically an overweight in the 10-year area of the curve where yields declined most, contributed positively. An allocation to Treasuries, which underperformed credit during the six-month period, detracted.

For the 12-month period, similar attributes helped, specifically an overweight to banks, an underweight to non-corporates and yield curve

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

positioning. Additionally, security selection in the Fund’s basic, electric, finance and energy holdings, as well as exposure to high-yield corporates, contributed positively. An allocation to Treasuries detracted for the 12-month period as well.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Volatility continued during the six-month period ended October 31, 2012, as global markets remained correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Swings between “risk-on” and “risk off” reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging-market economies such as China and Brazil were headed for a hard or soft economic landing.

Early in the six-month period, the pendulum swung to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell dramatically, with U.S. Treasury and German bund yields setting new record lows. Global risk aversion eased later in the period, helped by the European Central Bank’s announcement of a bond purchase program to support financial market stability in the euro area. A third round of quantitative easing by the U.S. Federal Reserve was also positive for broad-market sentiment. Federal Reserve officials additionally indicated that the current low-interest-rate regime would likely last until the middle of 2015; previously, it had been expected to run to the end of 2014.

Against the backdrop of a low-rate environment and positive credit fundamentals, the benchmark returned a solid 5.86% for the
6-month period. Within the corporate universe, financials, led by banks, outperformed. Despite a narrowing of spreads during the period, corporate bonds remained fairly valued, and fundamentals and supply/demand factors remained positive, in the Corporate Income Shares Investment Team’s (the “Team’s”) view. In the U.S., for the most part, company balance sheets remained solid and earnings, although somewhat softer, remained positive. Additionally, the Team expects nongovernment net new issuance to fall well below the level seen in 2011. In a low-yield environment, this points to continued demand for corporate debt, in the Team’s view.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares*	7.17%	11.05%

BC U.S. Credit Bond Index	5.86%	9.71%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2012 by 0.03%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
NAV Returns

1 Year	11.05%
5 Years	8.95%
Since Inception*	7.99%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

1 Year	10.69%
5 Years	8.84%
Since Inception*	7.87%

The prospectus fee table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on page 3.

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,071.70	$0	0.00%
Hypothetical**	$1,000	$1,025.07	$0	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $44.5

*	All data are as of October 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The issuer classifications presented herein are based on the Barclays Capital Fixed Income Indices developed by Barclays Capital. The Portfolio components are divided either into duration, country, bond ratings or corporate sectors as classified by Barclays Capital. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 88.8%
Industrial – 44.0%
Basic – 4.9%
Air Products & Chemicals, Inc. 3.00%, 11/03/21	$40	$41,977
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	90	94,723
ArcelorMittal 6.125%, 6/01/18	113	112,626
Barrick Gold Corp. 3.85%, 4/01/22	117	124,739
Dow Chemical Co. (The) 4.125%, 11/15/21	80	87,445
5.25%, 11/15/41	60	68,626
7.375%, 11/01/29	95	127,414
Ecolab, Inc. 4.35%, 12/08/21	94	106,785
5.50%, 12/08/41	50	62,483
EI du Pont de Nemours & Co. 3.625%, 1/15/21	110	121,467
Georgia-Pacific LLC 5.40%, 11/01/20(a)	50	59,343
8.00%, 1/15/24	100	140,396
Gerdau Trade, Inc. 5.75%, 1/30/21(a)	100	111,550
International Paper Co. 4.75%, 2/15/22	100	113,868
7.95%, 6/15/18	150	195,058
Lubrizol Corp. 8.875%, 2/01/19	34	47,947
Newmont Mining Corp. 3.50%, 3/15/22	230	237,143
Praxair, Inc. 3.25%, 9/15/15	110	117,769
Vale Overseas Ltd. 6.25%, 1/11/16	100	113,322
Vale SA 5.625%, 9/11/42	100	107,130

		2,191,811

Capital Goods – 3.9%
BAE Systems PLC 4.75%, 10/11/21(a)	30	33,747
Boeing Co. (The) 5.875%, 2/15/40	90	126,684
Caterpillar, Inc. 3.90%, 5/27/21	140	158,993
CRH America, Inc. 5.30%, 10/15/13	130	134,839

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

General Dynamics Corp. 3.875%, 7/15/21	$50	$56,653
General Electric Co. 5.25%, 12/06/17	150	177,727
Goodrich Corp. 3.60%, 2/01/21	55	60,485
Ingersoll-Rand Global Holding Co., Ltd. 9.50%, 4/15/14	135	151,173
John Deere Capital Corp. 3.15%, 10/15/21	189	203,887
Lockheed Martin Corp. 3.35%, 9/15/21	160	169,882
Owens Corning 9.00%, 6/15/19	160	203,540
Republic Services, Inc. 3.55%, 6/01/22	145	153,623
Textron Financial Corp. 5.40%, 4/28/13	95	96,959

		1,728,192

Communications - Media – 5.6%
CBS Corp. 3.375%, 3/01/22	176	184,981
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	166,482
COX Communications, Inc. 5.875%, 12/01/16(a)	135	159,212
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	135	140,659
4.75%, 10/01/14	155	166,447
5.00%, 3/01/21	110	125,085
Grupo Televisa SAB 6.00%, 5/15/18	100	119,475
NBCUniversal Media LLC 4.375%, 4/01/21	125	143,115
News America, Inc. 3.00%, 9/15/22(a)	110	112,110
4.50%, 2/15/21	70	79,980
8.875%, 4/26/23	125	169,824
Omnicom Group, Inc. 6.25%, 7/15/19	115	142,338
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	75	100,512
TCI Communications, Inc. 7.875%, 2/15/26	150	216,881
Time Warner Cable, Inc. 4.50%, 9/15/42	100	102,754
5.50%, 9/01/41	25	29,175

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.875%, 11/15/40	$30	$36,511
6.55%, 5/01/37	39	50,764
6.75%, 7/01/18	125	158,241
WPP Finance UK 8.00%, 9/15/14	100	111,657

		2,516,203

Communications - Telecommunications – 4.9%
American Tower Corp. 4.50%, 1/15/18	40	44,295
7.25%, 5/15/19	100	122,459
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	151,501
AT&T, Inc.
3.00%, 2/15/22	200	212,562
3.875%, 8/15/21	230	261,853
British Telecommunications PLC 9.625%, 12/15/30(b)	75	122,466
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, 11/15/18	55	76,666
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	150	153,655
France Telecom SA 4.125%, 9/14/21	80	89,354
Qwest Corp. 6.75%, 12/01/21	130	155,483
Telefonica Emisiones SAU 5.462%, 2/16/21	140	142,275
United States Cellular Corp. 6.70%, 12/15/33	25	26,204
Verizon Communications, Inc.
3.50%, 11/01/21	150	166,264
6.25%, 4/01/37	60	83,676
Verizon New York, Inc. Series B 7.375%, 4/01/32	290	391,003

		2,199,716

Consumer Cyclical - Automotive – 1.7%
Ford Motor Co. 6.50%, 8/01/18	125	142,656
Ford Motor Credit Co. LLC 5.00%, 5/15/18	375	413,641
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	60	65,932
Johnson Controls, Inc. 5.50%, 1/15/16	105	119,586

		741,815

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 1.0%
Time Warner, Inc.
3.40%, 6/15/22	$110	$117,575
4.70%, 1/15/21	60	69,695
6.25%, 3/29/41	130	168,417
Viacom, Inc. 6.25%, 4/30/16	75	87,851

		443,538

Consumer Cyclical - Other – 0.2%
Marriott International, Inc./DE 3.00%, 3/01/19	101	103,278

Consumer Cyclical - Restaurants – 0.5%
McDonald’s Corp.
2.625%, 1/15/22	90	95,199
5.35%, 3/01/18	50	61,230
Yum! Brands, Inc. 3.875%, 11/01/20	60	64,964

		221,393

Consumer Cyclical - Retailers – 2.3%
AutoZone, Inc. 5.50%, 11/15/15	110	124,974
CVS Caremark Corp.
5.75%, 5/15/41	100	129,532
6.60%, 3/15/19	100	129,031
Home Depot, Inc. (The)
5.40%, 9/15/40	80	103,286
5.875%, 12/16/36	30	40,559
Kohl’s Corp. 6.25%, 12/15/17	85	104,580
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	223	245,074
Wal-Mart Stores, Inc. 4.25%, 4/15/21	140	165,483

		1,042,519

Consumer Non-Cyclical – 6.1%
Abbott Laboratories 4.125%, 5/27/20	185	215,904
Ahold Finance USA LLC 6.875%, 5/01/29	75	96,459
Altria Group, Inc.
4.75%, 5/05/21	130	150,591
9.25%, 8/06/19	22	31,046
9.70%, 11/10/18	26	37,082
Bristol-Myers Squibb Co.
5.45%, 5/01/18	20	24,449
5.875%, 11/15/36	52	68,370

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Coca-Cola Co. (The) 3.30%, 9/01/21	$145	$161,589
Colgate-Palmolive Co. 1.30%, 1/15/17	40	40,715
Express Scripts Holding Co. 3.50%, 11/15/16(a)	60	64,881
General Mills, Inc.
3.15%, 12/15/21	75	79,923
5.70%, 2/15/17	60	71,045
Hershey Co. (The) 1.50%, 11/01/16	148	151,971
Kimberly-Clark Corp.
2.40%, 3/01/22	80	81,571
6.125%, 8/01/17	30	37,342
Kraft Foods Group, Inc. 1.625%, 6/04/15(a)	165	168,342
Kroger Co. (The) 3.40%, 4/15/22	59	62,958
Laboratory Corp. of America Holdings 2.20%, 8/23/17	25	25,766
Lorillard Tobacco Co. 2.30%, 8/21/17	107	108,414
McKesson Corp. 7.50%, 2/15/19	105	136,485
Mondelez International, Inc. 6.50%, 2/09/40	100	140,965
PepsiCo, Inc. 3.00%, 8/25/21	280	300,484
Procter & Gamble Co. (The)
5.80%, 8/15/34	55	74,838
6.45%, 1/15/26	20	27,377
Reynolds American, Inc. 3.25%, 11/01/22	61	61,697
Tyson Foods, Inc. 4.50%, 6/15/22	86	91,160
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22	49	50,494
Wyeth 6.00%, 2/15/36	100	137,723

		2,699,641

Energy – 6.9%
Anadarko Petroleum Corp.
5.95%, 9/15/16	205	238,131
6.45%, 9/15/36	80	102,895
Apache Corp. 5.625%, 1/15/17	135	160,736
ConocoPhillips 6.00%, 1/15/20	160	204,085

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ConocoPhillips Holding Co. 6.95%, 4/15/29	$116	$167,102
Encana Corp. 3.90%, 11/15/21	200	215,685
Hess Corp.
5.60%, 2/15/41	40	48,132
7.875%, 10/01/29	64	92,026
Nabors Industries, Inc. 9.25%, 1/15/19	64	85,869
Nexen, Inc. 7.50%, 7/30/39	125	179,333
Noble Energy, Inc.
4.15%, 12/15/21	60	66,139
8.25%, 3/01/19	98	130,043
Noble Holding International Ltd. 4.90%, 8/01/20	90	103,497
Petro-Canada 6.05%, 5/15/18	245	300,783
Phillips 66 4.30%, 4/01/22(a)	185	207,511
Talisman Energy, Inc. 7.75%, 6/01/19	40	51,598
Transocean, Inc.
6.375%, 12/15/21	100	121,683
6.50%, 11/15/20	90	109,343
Valero Energy Corp.
6.125%, 2/01/20	120	148,224
6.625%, 6/15/37	27	33,688
9.375%, 3/15/19	65	89,347
Weatherford International Ltd./Bermuda
4.50%, 4/15/22	75	79,846
9.625%, 3/01/19	90	119,233

		3,054,929

Technology – 3.7%
Cisco Systems, Inc. 3.15%, 3/14/17	140	153,527
Google, Inc. 2.125%, 5/19/16	100	105,134
Hewlett-Packard Co.
3.75%, 12/01/20	60	58,342
4.375%, 9/15/21	75	74,123
4.65%, 12/09/21	184	184,182
Intel Corp. 4.80%, 10/01/41	100	118,154
Microsoft Corp. 4.20%, 6/01/19	70	82,333
Motorola Solutions, Inc. 3.75%, 5/15/22	130	135,223

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oracle Corp.
5.00%, 7/08/19	$105	$127,618
5.375%, 7/15/40	77	100,279
6.50%, 4/15/38	75	108,090
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	120	125,971
Xerox Corp.
5.65%, 5/15/13	130	133,391
6.40%, 3/15/16	109	124,454

		1,630,821

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	65	69,517

Transportation - Railroads – 1.2%
Canadian Pacific Railway Co. 7.25%, 5/15/19	80	100,095
CSX Corp.
4.40%, 3/01/43	130	138,204
4.75%, 5/30/42	50	55,909
Norfolk Southern Corp. 3.25%, 12/01/21	180	188,506
Union Pacific Corp. 4.00%, 2/01/21	40	45,346

		528,060

Transportation - Services – 0.9%
Asciano Finance Ltd. 5.00%, 4/07/18(a)	39	42,035
FedEx Corp.
7.375%, 1/15/14	85	91,645
8.00%, 1/15/19	40	53,130
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	122,526
Ryder System, Inc. 5.85%, 11/01/16	28	31,865
United Parcel Service, Inc. 3.125%, 1/15/21	70	76,001

		417,202

		19,588,635

Financial Institutions – 34.4%
Banking – 21.8%
American Express Bank FSB 5.50%, 4/16/13	135	138,131
American Express Credit Corp. 2.80%, 9/19/16	225	239,592
Bank of America Corp.
5.00%, 5/13/21	270	304,581

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.70%, 1/24/22	$140	$166,563
5.875%, 2/07/42	145	178,224
Series 1 3.75%, 7/12/16	250	267,907
Bank of New York Mellon Corp. (The)
1.20%, 2/20/15	100	101,336
1.70%, 11/24/14	130	132,916
3.55%, 9/23/21	70	76,724
Bank One Michigan 8.25%, 11/01/24	140	192,402
Barclays Bank PLC 5.125%, 1/08/20	115	131,095
BB&T Corp.
5.20%, 12/23/15	30	33,610
5.25%, 11/01/19	200	230,140
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	410	464,708
BNP Paribas / BNP Paribas US Medium-Term Note Program LLC 4.80%, 6/24/15(a)	100	104,837
BNP Paribas SA 5.00%, 1/15/21	89	98,729
Capital One Bank USA NA 8.80%, 7/15/19	250	332,747
Capital One Financial Corp. 6.15%, 9/01/16	108	123,702
Citigroup, Inc.
4.45%, 1/10/17	150	165,712
4.875%, 5/07/15	170	182,664
5.00%, 9/15/14	155	164,079
5.375%, 8/09/20	200	233,929
5.875%, 1/30/42	65	80,630
Countrywide Financial Corp. 6.25%, 5/15/16	253	278,857
Deutsche Bank Financial LLC 5.375%, 3/02/15	150	158,874
Fifth Third Bancorp
3.50%, 3/15/22	31	32,876
3.625%, 1/25/16	80	86,205
6.25%, 5/01/13	105	107,931
Goldman Sachs Group, Inc. (The)
3.625%, 2/07/16	150	158,786
5.75%, 1/24/22	185	214,762
6.00%, 6/15/20	445	522,454
6.125%, 2/15/33	2	2,278
6.75%, 10/01/37	125	137,652
HSBC Bank USA NA/New York NY 4.625%, 4/01/14	145	152,265

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.00%, 3/30/22	$150	$164,319
JPMorgan Chase & Co.
3.15%, 7/05/16	70	74,118
4.50%, 1/24/22	157	177,378
4.95%, 3/25/20	120	137,835
KeyBank NA 5.80%, 7/01/14	250	268,855
Morgan Stanley
5.50%, 7/24/20	450	496,747
5.625%, 9/23/19	100	111,047
Series G 5.50%, 7/28/21	30	33,343
PNC Bank NA 4.875%, 9/21/17	400	461,532
Royal Bank of Scotland PLC (The) 4.375%, 3/16/16	70	76,180
Santander Holdings USA, Inc. 3.00%, 9/24/15	99	100,895
SouthTrust Corp. 5.80%, 6/15/14	145	155,259
State Street Corp. 5.375%, 4/30/17	95	112,204
SunTrust Banks, Inc. 3.60%, 4/15/16	165	176,905
UBS AG/Stamford CT
5.75%, 4/25/18	130	153,413
5.875%, 12/20/17	170	201,159
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	98,251
US Bancorp 2.95%, 7/15/22	100	103,165
Wachovia Bank NA 4.875%, 2/01/15	400	431,908
Wells Fargo & Co. 4.60%, 4/01/21	160	184,201

		9,716,612

Brokerage – 0.1%
Charles Schwab Corp. (The) 4.95%, 6/01/14	50	53,337

Finance – 2.7%
GE Capital Trust I 6.375%, 11/15/67	345	369,581
General Electric Capital Corp.
5.40%, 2/15/17	235	271,090
5.625%, 5/01/18	90	106,905
5.875%, 1/14/38	140	172,372

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC Finance Capital Trust IX 5.911%, 11/30/35	$170	$169,441
SLM Corp. 5.05%, 11/14/14	110	116,074

		1,205,463

Insurance – 7.2%
Aflac, Inc. 3.45%, 8/15/15	15	16,034
American International Group, Inc.
3.80%, 3/22/17	50	53,941
6.40%, 12/15/20	230	282,463
8.175%, 5/15/58	65	81,088
AON Corp. 3.125%, 5/27/16	65	68,753
Assurant, Inc. 5.625%, 2/15/14	70	72,736
Berkshire Hathaway Finance Corp. 5.40%, 5/15/18	165	198,965
Chubb Corp. (The) 5.75%, 5/15/18	140	173,843
CIGNA Corp. 7.875%, 5/15/27	65	86,664
Coventry Health Care, Inc. 6.30%, 8/15/14	95	103,292
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	42	58,368
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	100	115,864
6.10%, 10/01/41	45	54,624
Lincoln National Corp. 8.75%, 7/01/19	82	108,583
Markel Corp. 7.125%, 9/30/19	59	71,665
Metlife Capital Trust IV 7.875%, 12/15/37(a)	150	181,111
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	130	188,455
OneBeacon US Holdings, Inc. 5.875%, 5/15/13	38	38,760
Progressive Corp. (The) 6.70%, 6/15/37	62	67,503
Prudential Financial, Inc.
5.15%, 1/15/13	130	131,205
Series B 4.50%, 7/15/13	195	200,312
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	111,827

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc.
3.375%, 11/15/21	$120	$128,564
4.875%, 3/15/15	140	153,385
WellPoint, Inc.
5.875%, 6/15/17	20	23,683
7.00%, 2/15/19	210	267,577
XL Group PLC
6.25%, 5/15/27	75	88,216
6.375%, 11/15/24	43	50,795

		3,178,276

REITS – 2.6%
Digital Realty Trust LP 3.625%, 10/01/22	140	140,442
Duke Realty LP 6.75%, 3/15/20	55	67,486
HCP, Inc. 5.65%, 12/15/13	105	110,326
Health Care REIT, Inc.
5.25%, 1/15/22	100	114,192
6.20%, 6/01/16	85	97,517
Hospitality Properties Trust 5.00%, 8/15/22	110	117,517
Kimco Realty Corp.
4.30%, 2/01/18	80	87,997
6.875%, 10/01/19	70	87,367
Realty Income Corp. 5.75%, 1/15/21	160	189,579
Ventas Realty LP / Ventas Capital Corp. 4.25%, 3/01/22	129	138,477

		1,150,900

		15,304,588

Utility – 9.8%
Electric – 5.5%
CenterPoint Energy, Inc. 5.95%, 2/01/17	115	134,313
Consolidated Edison Co. of New York, Inc.
4.45%, 6/15/20	100	117,324
6.65%, 4/01/19	40	51,586
Series 07-A
6.30%, 8/15/37	30	42,371
Constellation Energy Group, Inc. 4.55%, 6/15/15	90	98,140
DTE Energy Co. 6.35%, 6/01/16	130	153,016
Duke Energy Corp. 3.55%, 9/15/21	100	107,178
Enersis SA/Cayman Island 7.40%, 12/01/16	70	83,215

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series C 7.375%, 11/15/31	$107	$144,643
FirstEnergy Solutions Corp. 6.05%, 8/15/21	140	161,777
Integrys Energy Group, Inc. 6.11%, 12/01/66	120	126,000
MidAmerican Energy Holdings Co. 6.125%, 4/01/36	100	131,476
Nisource Finance Corp.
5.40%, 7/15/14	105	112,144
6.80%, 1/15/19	100	122,432
Oncor Electric Delivery Co. LLC 6.80%, 9/01/18	115	142,231
Pacific Gas & Electric Co.
4.50%, 12/15/41	50	56,092
5.625%, 11/30/17	195	237,582
PacifiCorp 6.00%, 1/15/39	70	96,649
Potomac Electric Power Co. 6.50%, 11/15/37	65	94,073
PPL Capital Funding, Inc. 3.50%, 12/01/22	109	111,923
PSEG Power LLC 4.15%, 9/15/21	23	25,070
System Energy Resources, Inc. 4.10%, 4/01/23	97	98,343

		2,447,578

Natural Gas – 4.3%
AGL Capital Corp. 5.25%, 8/15/19	105	125,893
CenterPoint Energy Resources Corp. 4.50%, 1/15/21	99	113,302
Colorado Interstate Gas Co. LLC 6.80%, 11/15/15	15	17,403
Enbridge Energy Partners LP 4.20%, 9/15/21	100	110,371
Energy Transfer Partners LP
4.65%, 6/01/21	70	77,744
6.70%, 7/01/18	110	135,100
Enterprise Products Operating LLC
5.25%, 1/31/20	150	180,045
Series N 6.50%, 1/31/19	105	133,020
EQT Corp. 8.125%, 6/01/19	80	100,291
Kinder Morgan Energy Partners LP
3.50%, 3/01/16	120	128,494
7.40%, 3/15/31	145	195,087

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ONEOK Partners LP 3.25%, 2/01/16	$190	$201,307
Spectra Energy Capital LLC
6.20%, 4/15/18	71	86,452
8.00%, 10/01/19	70	93,562
Spectra Energy Partners LP 4.60%, 6/15/21	75	81,808
Williams Partners LP 5.25%, 3/15/20	115	135,412

		1,915,291

		4,362,869

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21	250	283,514

Total Corporates – Investment Grades (cost $36,555,723)		39,539,606

GOVERNMENTS - TREASURIES – 7.6%
United States – 7.6%
U.S. Treasury Bonds
2.75%, 8/15/42	130	127,360
3.00%, 5/15/42	260	268,572
3.125%, 2/15/42	220	233,200
4.625%, 2/15/40	195	266,723
5.375%, 2/15/31	700	1,008,875
U.S. Treasury Notes
0.625%, 5/31/17-8/31/17	775	773,218
1.625%, 8/15/22	690	686,227

Total Governments – Treasuries (cost $3,259,435)		3,364,175

GOVERNMENTS - SOVEREIGN BONDS – 0.9%
Colombia – 0.3%
Republic of Colombia 6.125%, 1/18/41	100	136,500

Italy – 0.3%
Republic of Italy
5.25%, 9/20/16	100	105,790
6.875%, 9/27/23	20	23,107

		128,897

Peru – 0.3%
Peruvian Government International Bond 6.55%, 3/14/37	100	146,500

Total Governments – Sovereign Bonds (cost $371,534)		411,897

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Mexico – 0.9%
Comision Federal de Electricidad 5.75%, 2/14/42(a)	$200	$227,000
Pemex Project Funding Master Trust 6.625%, 6/15/35	140	174,650

Total Quasi-Sovereigns (cost $370,825)		401,650

CORPORATES - NON-INVESTMENT GRADES – 0.3%
Industrial – 0.2%
Basic – 0.2%
Commercial Metals Co. 7.35%, 8/15/18	80	86,000

Financial Institutions – 0.1%
Finance – 0.1%
International Lease Finance Corp. 5.625%, 9/20/13	65	66,869

Total Corporates - Non-Investment Grades (cost $145,549)		152,869

SHORT-TERM INVESTMENTS – 1.1%
Time Deposit – 1.1%
State Street Time Deposit 0.01%, 11/01/12 (cost $500,332)	500	500,332

Total Investments – 99.6% (cost $41,203,398)		44,370,529
Other assets less liabilities – 0.4%		172,133

Net Assets – 100.0%		$44,542,662

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $2,158,866 or 4.8% of net assets.

(b)	Variable rate coupon, rate shown as of October 31, 2012.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012 (unaudited)

Assets
Investments in securities, at value (cost $41,203,398)	$44,370,529
Interest receivable	532,697
Receivable for shares of beneficial interest sold	12,159

Total assets	44,915,385

Liabilities
Payable for investment securities purchased	235,407
Payable for shares of beneficial interest redeemed	92,135
Dividends payable	45,181

Total liabilities	372,723

Net Assets	$44,542,662

Composition of Net Assets
Shares of beneficial interest, at par	$39
Additional paid-in capital	43,390,616
Undistributed net investment income	74,918
Accumulated net realized loss on investment transactions	(2,090,042)
Net unrealized appreciation on investments	3,167,131

$44,542,662

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 3,915,076 common shares outstanding)	$11.38

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2012 (unaudited)

Investment Income
Interest	$886,119

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions	988,401
Net change in unrealized appreciation/depreciation of investments	1,237,405

Net gain on investment transactions	2,225,806

Net Increase in Net Assets from Operations	$3,111,925

See notes to financial statements.

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012
Increase in Net Assets from Operations
Net investment income	$886,119	$1,512,568
Net realized gain on investment transactions	988,401	573,462
Net change in unrealized appreciation/depreciation of investments	1,237,405	316,495

Net increase in net assets from operations	3,111,925	2,402,525
Dividends to Shareholders from
Net investment income	(886,125)	(1,512,562)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,531,345)	16,438,518

Total increase (decrease)	(2,305,545)	17,328,481
Net Assets
Beginning of period	46,848,207	29,519,726

End of period (including undistributed net investment income of $74,918 and $74,924, respectively)	$44,542,662	$46,848,207

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares (the “Portfolio”), AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Corporate Income Shares. Prior to the commencement of investment operations on December 11, 2006, the Portfolio had no operations other than the sale to the AllianceBernstein L.P. (“the Adviser”) of 10,000 Portfolio shares for $10 each for the aggregate amount of $100,000 on May 17, 2006.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by the Adviser. The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Notes to Financial Statements

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$39,539,606		$	– 0	–	$39,539,606
Governments – Treasuries		– 0	–	3,364,175			– 0	–	3,364,175
Governments – Sovereign Bonds		– 0	–	411,897			– 0	–	411,897
Quasi-Sovereigns		– 0	–	401,650			– 0	–	401,650
Corporates – Non-Investment Grades		– 0	–	152,869			– 0	–	152,869
Short-Term Investments		– 0	–	500,332			– 0	–	500,332

Total Investments in Securities		– 0	–	44,370,529			– 0	–	44,370,529
Other Financial Instruments*		– 0	–	– 0	–		– 0	–	– 0	–

Total	$	– 0	–	$44,370,529		$	– 0	–	$44,370,529

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,666,148	$16,328,400
U.S. government securities	3,165,211	1,839,086

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,203,420
Gross unrealized depreciation	(36,289)

Net unrealized appreciation	$3,167,131

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012

Shares sold	123,185	2,516,409	$1,366,306	$26,905,353

Shares redeemed	(535,029)	(977,114)	(5,897,651)	(10,466,835)

Net increase (decrease)	(411,844)	1,539,295	$(4,531,345)	$16,438,518

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,512,562	$1,634,477

Total taxable distributions	1,512,562	1,634,477

Total distributions paid	$1,512,562	$1,634,477

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$116,855
Accumulated capital and other losses	(3,071,926	)(a)
Unrealized appreciation/(depreciation)	1,923,209	)(b)

Total accumulated earnings/(deficit)	$(1,031,862	)(c)

(a)

On April 30, 2012, the Portfolio had a net capital loss carryforward of $3,051,287. During the fiscal year, the Portfolio utilized $596,441 of capital loss carryforwards to offset current year net realized gains. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $20,639, which is deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $3,051,287 which will expire as follows:

Short-term Amount	Long-term Amount	Expiration
$ 1,650,514	n/a	2017
1,400,773	n/a	2018

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2012 (unaudited)		Year Ended April 30,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.83		$ 10.59	$ 10.30	$ 8.25	$ 9.56	$ 9.89

Income From Investment Operations
Net investment income(a)	.22		.46	.54	.59	.57	.56
Net realized and unrealized gain (loss) on investment transactions	.55		.27	.29	2.05	(1.31)	(.33)

Net increase (decrease) in net asset value from operations	.77		.73	.83	2.64	(.74)	.23

Less: Dividends
Dividends from net investment income	(.22)		(.49)	(.54)	(.59)	(.57)	(.56)

Net asset value, end of period	$ 11.38		$ 10.83	$ 10.59	$ 10.30	$ 8.25	$ 9.56

Total Return
Total investment return based on net asset value(b)	7.17	%*	7.02%	8.28%	32.72%	(7.76)%	2.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,543		$46,848	$29,520	$34,041	$56,994	$86,830
Ratio to average net assets of:
Net investment income	3.93	%(c)	4.42%	5.20%	6.22%	6.56%	5.73%
Portfolio turnover rate	31%		91%	33%	21%	26%	58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended October 31, 2012 by 0.03%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Joel J. McKoan(2), Vice President Ashish C. Shah(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan, Joel J. McKoan, and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.”

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2012 are set forth below:

Portfolio	9/30/12 Net Assets ($MM)
Corporate Income Shares	$44.6

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,8 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “A-rated Corporate Debt”, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, one General & Insured Municipal Debt Fund, one Intermediate Investment-Grade Debt Fund, one Inflation-Protected Bond Fund, two Global Income funds, and one Intermediate Municipal Debt Fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which decreased in 2011 relative to 2010, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2012:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	8.15	8.50	10/15
3 Year	12.33	9.17	4/12
5 Year	8.33	8.06	5/12

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Set forth below are the 1 and 3 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2012 Annualized Net Performance
	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	8.95	11.96	8.93	7.87	7.58	1.04	5
Barclays Capital U.S. Credit Index	9.87	9.70	8.09	7.18	3.81	2.39	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

AllianceBernstein Family of Funds

NOTES

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

NOTES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

NOTES

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0152-1012

SEMI-ANNUAL REPORT

AllianceBernstein

Taxable Multi-Sector Income Shares

October 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Taxable Multi- Sector Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	1

credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2012.

The Fund underperformed its benchmark for both periods. During the six-month period ended October 31, 2012, the Fund transitioned to a low-duration, high-grade investment focus which excludes government securities. Prior to the transition, the Fund’s investments focused primarily on corporate holdings. The Fund’s cash positions detracted from performance for both periods; an overweight to the financial sector and exposure to commercial mortgage-backed securities contributed positively.

Derivatives in the form of futures were utilized to manage duration and yield curve positioning during both periods, which had an immaterial impact on performance.

Market Review and Investment Strategy

Volatility continued during the six-month period ended October 31, 2012, as global markets remained correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Swings between “risk-on” and “risk off” reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies such as China and Brazil were headed for a hard or soft economic landing.

Early in the six-month period, the pendulum swung to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows. Markets returned to “risk on” later in the period, helped by the European Central Bank’s announcement of a bond purchase program to support financial market stability in the euro area. A third round of quantitative easing by the U.S. Federal Reserve was also positive for broad-market sentiment. Federal Reserve officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run to the end of 2014.

Against the backdrop of a low-rate environment and positive credit fundamentals, U.S. corporates returned a solid 6.34% as measured by Barclays Capital for the six-month period, and outperformed other non-government sectors. Financials, led by banks, outperformed. Despite a narrowing of spreads during the period, corporate bonds remained fairly valued, and fundamentals and supply/demand factors remained positive, in the Global Fixed Income Investment Team and the Global Credit Investment Teams’

2	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

(collectively, the “Teams”) view. In the U.S., company balance sheets remained solid and earnings, although somewhat softer, remained positive. Additionally, non-government net new issuance this year is anticipated to fall well below the level seen in 2011, in the Teams’ view. In a low-yield environment, this points to continued demand for corporate debt. Commercial mortgage-backed securities also provided solid returns, and spreads continued to tighten as overall fundamentals continued to improve. Asset-backed securities and agency mortgages lagged for the six-month period, despite strong credit fundamentals in most consumer asset-backed sectors, and positive technicals for agency mortgages from the U.S. Federal Reserve’s repurchasing program.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The BC U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities maybe subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Taxable Multi-Sector Income Shares	2.13%	5.40%

BC U.S. Aggregate ex-Government Bond Index	3.48%	6.47%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
NAV Returns

1 Year	5.40%
Since Inception*	4.49%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

1 Year	6.41%
Since Inception*	4.64%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/10.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,021.30	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $9.6

*	All data are as of October 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 48.1%
Industrial – 28.7%
Capital Goods – 3.2%
Caterpillar Financial Services Corp. 1.375%, 5/20/14	$150	$152,397
General Dynamics Corp. 5.25%, 2/01/14	145	153,448

		305,845

Communications - Telecommunications – 3.1%
Verizon Communications, Inc. 1.25%, 11/03/14	150	152,275
Vodafone Group PLC 5.375%, 1/30/15	135	149,200

		301,475

Consumer Cyclical - Automotive – 3.3%
American Honda Finance Corp. 2.375%, 3/18/13(a)	150	151,063
Toyota Motor Credit Corp. 1.25%, 11/17/14	160	162,376

		313,439

Consumer Cyclical - Entertainment – 1.6%
Walt Disney Co. (The) 4.50%, 12/15/13	145	151,692

Consumer Cyclical - Retailers – 1.6%
Walgreen Co. 1.00%, 3/13/15	155	155,613

Consumer Non-Cyclical – 6.5%
Eli Lilly & Co. 4.20%, 3/06/14	145	151,965
Gilead Sciences, Inc. 2.40%, 12/01/14	155	160,297
Novartis Capital Corp. 4.125%, 2/10/14	145	151,656
Reynolds American, Inc. 3.25%, 11/01/22	12	12,137
Sanofi 1.625%, 3/28/14	150	152,394

		628,449

Energy – 3.2%
Chevron Corp. 3.95%, 3/03/14	145	151,819
ConocoPhillips 4.75%, 2/01/14	145	152,628

		304,447

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 6.2%
Cisco Systems, Inc. 2.90%, 11/17/14	$145	$152,318
Hewlett-Packard Co. 1.55%, 5/30/14	150	149,918
Oracle Corp. 4.95%, 4/15/13	145	147,930
Texas Instruments, Inc. 1.375%, 5/15/14	150	152,145

		602,311

		2,763,271

Financial Institutions – 19.4%
Banking – 16.1%
Bank of America Corp. Series 1 3.75%, 7/12/16	145	155,386
Citigroup, Inc. 3.953%, 6/15/16	140	151,281
Fifth Third Bancorp 3.625%, 1/25/16	140	150,859
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	150	158,786
JPMorgan Chase & Co. 3.40%, 6/24/15	145	153,524
Series G 1.10%, 10/15/15	155	154,821
Morgan Stanley 3.80%, 4/29/16	145	150,854
Royal Bank of Canada 1.45%, 10/30/14	160	162,601
SunTrust Banks, Inc. 3.60%, 4/15/16	145	155,462
Wells Fargo & Co. 3.676%, 6/15/16	150	162,838

		1,556,412

Finance – 1.7%
General Electric Capital Corp. 1.625%, 7/02/15	160	162,743

Insurance – 1.6%
Principal Financial Group, Inc. 7.875%, 5/15/14	140	154,817

		1,873,972

Total Corporates - Investment Grades (cost $4,637,293)		4,637,243

10	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET - BACKED SECURITIES – 20.7%
Autos - Fixed Rate – 12.0%
Ally Auto Receivables Trust 2012-SN1 Series 2012-SN1, Class A2 0.51%, 12/22/14	$160	$160,057
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16	150	151,305
Series 2012-4, Class A2 0.49%, 4/08/16	150	150,038
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)	160	162,766
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	150	151,762
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	150	150,156
Santander Drive Auto Receivables Trust Series 2012-1, Class A2 1.25%, 4/15/15	154	154,720
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15	80	80,030

		1,160,834

Credit Cards - Fixed Rate – 5.2%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18	150	150,398
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17	200	201,590
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18	150	151,603

		503,591

Credit Cards - Floating Rate – 1.9%
GE Capital Credit Card Master Note Trust Series 2011-2, Class A 0.694%, 5/15/19(b)	180	181,869

Other ABS - Floating Rate – 1.6%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.701%, 6/20/17(b)	150	150,718

Total Asset-Backed Securities (cost $1,998,837)		1,997,012

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 17.8%
Agency Fixed Rate 15-Year – 12.4%
Federal Home Loan Mortgage Corp. Gold 3.50%, 1/01/26-2/01/26	$446	$470,126
Federal National Mortgage Association 3.00%, 11/01/26	344	362,868
4.50%, 2/01/25	90	97,697
Series 2010 4.00%, 11/01/25	248	264,670

		1,195,361

Agency Fixed Rate 30-Year – 5.4%
Federal National Mortgage Association 5.50%, 6/01/38	124	136,534
6.00%, 3/01/37	283	316,527
Series 2008 4.50%, 11/01/35	62	67,153

		520,214

Total Mortgage Pass-Throughs (cost $1,715,457)		1,715,575

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.4%
Non-Agency Fixed Rate CMBS – 6.4%
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)	147	155,714
Series 2012-CR3, Class A1 0.666%, 11/15/45	150	149,962
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)	144	147,278
Series 2012-C9, Class A1 0.673%, 11/15/45	170	169,992

Total Commercial Mortgage-Backed Securities (cost $623,772)		622,946

SHORT-TERM INVESTMENTS – 4.2%
Time Deposit – 4.2%
State Street Time Deposit 0.01%, 11/01/12 (cost $403,238)	403	403,238

Total Investments – 97.2% (cost $9,378,597)		9,376,014
Other assets less liabilities – 2.8%		265,843

Net Assets – 100.0%		$9,641,857

12	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts		Expiration Month	Original Value	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr Futures		1	December 2012	$124,467	$124,250	$217

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $616,821 or 6.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2012.

Glossary:

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012 (unaudited)

Assets
Investments in securities, at value (cost $9,378,597)	$9,376,014
Cash	676 (a)
Receivable for shares of beneficial interest sold	225,391
Interest receivable	42,948

Total assets	9,645,029

Liabilities
Dividends payable	2,922
Payable for variation margin on futures contracts	250

Total liabilities	3,172

Net Assets	$9,641,857

Composition of Net Assets
Shares of beneficial interest, at par	$10
Additional paid-in capital	9,644,530
Distributions in excess of net investment income	(1,747)
Accumulated net realized gain on investment transactions	1,430
Net unrealized depreciation on investments	(2,366)

$9,641,857

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 964,561 common shares outstanding)	$10.00

(a)	An amount of $550 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2012.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2012 (unaudited)

Investment Income
Interest	$70,255

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions	357,521
Net change in unrealized appreciation/depreciation of: Investments	(220,493)
Futures contracts	217

Net gain on investment transactions	137,245

Net Increase in Net Assets from Operations	$207,500

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$70,255	$319,241
Net realized gain (loss) on investment transactions	357,521	(19,310)
Net change in unrealized appreciation/depreciation of investments	(220,276)	109,098

Net increase in net assets from operations	207,500	409,029
Dividends and Distributions to Shareholders from
Net investment income	(72,602)	(321,730)
Net realized gain on investment transactions	(311,600)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(355,055)	(37,405)

Total increase (decrease)	(531,757)	49,894
Net Assets
Beginning of period	10,173,614	10,123,720

End of period (including distributions in excess of net investment income of ($1,747) and undistributed net investment income of $600, respectively)	$9,641,857	$10,173,614

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”), and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	17

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability

18	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	19

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$4,637,243		$	– 0	–	$4,637,243
Asset-Backed Securities		– 0	–	1,997,012			– 0	–	1,997,012
Mortgage Pass-Throughs		– 0	–	1,715,575			– 0	–	1,715,575
Commercial Mortgage-Backed Securities		– 0	–	475,668			147,278		622,946
Short-Term Investments		– 0	–	403,238			– 0	–	403,238

Total Investments in Securities		– 0	–	9,228,736			147,278		9,376,014
Other Financial Instruments*:
Assets:
Futures Contracts		217		– 0	–		– 0	–	217	#
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$217		$9,228,736			$147,278		$9,376,231

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Total
Balance as of 4/30/12	$480,985		$480,985
Accrued discounts/(premiums)	(185)		(185)
Realized gain (loss)	20,231		20,231
Change in unrealized appreciation/depreciation	(20,029)		(20,029)
Purchases	147,493		147,493
Sales	(481,217)		(481,217)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/12	$147,278		$147,278

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$(206)		$(206)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

20	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with of Level 3 investments at October 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Commercial Mortgage-Backed Securities	$147,278	Third Party Vendor	Evaluated Quotes	$102.61

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

22	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

Brokerage commissions paid on investment transactions for the year ended October 31, 2012 amounted to $2, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,737,536	$6,819,103
U.S. government securities	1,890,895	2,896,140

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures transactions) are as follows:

Gross unrealized appreciation	$9,018
Gross unrealized depreciation	(11,601)

Net unrealized depreciation	$(2,583)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2012, the Portfolio held futures contracts for hedging purposes.

At October 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$217	*

Total		$217

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

24	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$	– 0	–	$217

Total		$	– 0	–	$217

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2012:

Futures Contracts:
Average original value of buy contracts	$124,467(a)

(a)	Positions were open twenty-two days during the period.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012		Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012

Class A
Shares sold	956,512	– 0	–	$9,563,840	$	– 0	–

Shares redeemed	(991,951)	(3,704)		(9,918,895)		(37,405)

Net decrease	(35,439)	(3,704)		$(355,055)		$(37,405)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$321,730	$236,262

Total taxable distributions	321,730	236,262

Total distributions paid	$321,730	$236,262

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,782
Accumulated capital and other losses	(44,491	)(a)
Unrealized appreciation/(depreciation)	217,910

Total accumulated earnings/(deficit)	$181,201	(b)

(a)

On April 30, 2012, the Portfolio had a net capital loss carryforward of $21,872. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $5,583 and a post-October long-term capital loss deferral of $17,036, which are deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

26	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $21,872 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 610	n/a	2019
9,257	$12,005	No expiration

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2012 (unaudited)		Year Ended April 30, 2012		September 15, 2010(a) to April 30, 2011

Net asset value, beginning of period	$ 10.17		$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.09		.32		.24
Net realized and unrealized gain on investment transactions	.13		.08		.09

Net increase in net asset value from operations	.22		.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.32)		(.24)
Distributions from net realized gain on investment transactions	(.31)		– 0	–	– 0	–

Total dividends and distributions	(.39)		(.32)		(.24)

Net asset value, end of period	$ 10.00		$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	2.13%		4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,642		$10,174		$10,124
Ratio to average net assets of:
Net investment income	1.66	%(d)	3.17%		3.79	%(d)
Portfolio turnover rate	123%		156%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles(2), Senior Vice President Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President	Shawn E. Keegan(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles, and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	29

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.”

30	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2012 are set forth below:

Portfolio	9/30/12 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$ 3.8

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Taxable Multi-Sector Income Shares.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

32	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets.6

Portfolio	Net Assets 9/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$3.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.500%	0.000%

The Adviser manages AllianceBernstein Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below is the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	AllianceBernstein Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The advisory fee schedule of AllianceBernstein Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	33

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below is SCB II’s advisory fee schedule8 and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	50 bp on 1st $1 billion 45 bp on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

8	Although a part of the AllianceBernstein Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

9	SCB II’s total expense ratio is capped at 0.45%, which reduces the fund’s advisory fees.

34	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

that has a somewhat similar investment style as the Portfolio.10 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[11]	0.29% on first $100 million 0.20% thereafter	0.216%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

11	This is the fee schedule of a fund managed by an affiliate of the Adviser.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	35

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.12,13 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,14 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICS PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, one other Multi-Sector Income Fund, three General Bond Funds, two BBB-rated Corporate Debt Funds, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, one General & Insured Municipal Debt Fund, one Intermediate Investment-Grade Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds, and one Intermediate Municipal Debt Fund.

14	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

36	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2011, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	37

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)18 for the period ended July 31, 2012:

	Portfolio Return (%)	PU Median (%)	PU Rank
Taxable Multi-Sector Income Shares
1 Year	4.92	5.94	12/17

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

38	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2012
	Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector Income Shares	4.36	5.05	2.96	1.43	1
Barclays Capital US Aggregate ex Govt. Index	7.10	6.25	2.15	3.18	1
Inception Date: September 51, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

19	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

20	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	39

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

40	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	41

NOTES

42	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	43

NOTES

44	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0152-1012

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Aware Real Return Income Shares

October 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Tax-Aware Real Return Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments, such as inflation swap agreements, as described below. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in fixed-income securities with any maturity or duration and investment grade bonds subject to taxation if the Adviser determines that they offer higher after-tax returns than comparable municipal bonds. While the Fund currently expects to invest principally in investment grade securities, the Fund may invest without limit in fixed-income securities that are not investment grade (“junk bonds”).

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments as well. Payments to the Fund pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. Because the Fund is expected to be a significant vehicle for Separately Managed Account investors to achieve inflation protection for some or all of their overall accounts, the Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and certain types of mortgage related securities.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	1

The Fund may use leverage for investment purposes to increase income through the use of the cash made available by TOBs and derivative instruments, such as interest rate swaps, to make other investments in accordance with its investment objective.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2012.

The Fund outperformed its benchmark for both the six- and 12-month periods ended October 31, 2012. Over both periods, the most significant contributors to relative returns were the performance of municipal bonds versus Treasury bonds, and derivatives used to hedge inflation. Over both periods, the Fund outperformed as rates fell more for municipal bonds than Treasuries. Furthermore, the Fund’s focus on A-rated municipals versus AA- and AAA-rated tax-exempts further added to performance as medium-grade bonds outperformed the highest-quality bonds.

The Fund had generally less exposure to interest rates than the benchmark. As interest rates declined over both periods, this detracted from relative performance.

The Fund utilized derivatives in the form of consumer price index (“CPI”) swaps, total return swaps, and interest rate swaps, for hedging purposes,

which added to performance for both periods, on a net basis.

Market Review and Investment Strategy

The municipal bond market rallied over both the six- and 12- month periods ended October 31, 2012, in response to slow economic growth and increasingly accommodative monetary policy; the U.S. Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist”, which entails monthly purchases of $45 billion in long-term Treasury bonds, through the end of 2012, and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow-growth environment. State and local government revenues rise and fall with the economy. State revenue collections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and

2	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the view of the Municipal Bond Investment Team (the “Team”), state and local governments are more vulnerable than normal to an economic downturn at this point in a recovery. To reduce this vulnerability in the Fund, the Team has limited holdings of state and local government bonds and instead has been favoring essential purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The large U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly determined by the value of their tax exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax exemption could reduce their value. The Fund’s most effective defense against this uncertainty is through limiting the Fund’s exposure to long-maturity bonds that would be most affected by changes in the tax code.

The Fund may purchase municipal securities that are insured under poli-

cies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal securities insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2012, 11.17% of the Fund’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds as of that date.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Fund’s investment objective may not be successful.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/ Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Aware Real Return Income Shares	2.73%	7.05%

BC 1-10 Year TIPS Index	2.17%	5.17%

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
NAV Returns

1 Year	7.05%
Since Inception*	5.67%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

1 Year	5.12%
Since Inception*	5.03%

The prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 5/2/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,027.30	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.07	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.7

*	All data are as of October 31, 2012. The Fund’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.7%
Long-Term Municipal Bonds – 93.7%
Alaska – 3.8%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	$125	$139,990
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	100	112,327

		252,317

California – 7.6%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	185	189,299
Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/25	180	222,936
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2011C 5.00%, 5/01/22	80	94,008

		506,243

Colorado – 3.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	120	138,403
Series 2012B 5.00%, 11/15/25	55	66,209

		204,612

Florida – 11.3%
Broward Cnty FL Sch Brd COP 5.25%, 7/01/22	135	162,100
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/16	145	162,285
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	140	167,415
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	100	108,560
Jacksonville FL Sales Tax 5.00%, 10/01/23	50	59,309
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/26	85	100,996

		760,665

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.7%
Georgia Mun Elec Auth NPFGC Series A 5.25%, 1/01/14	$45	$47,400

Indiana – 7.5%
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/27	280	333,886
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	100	105,370
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/26	55	63,214

		502,470

Louisiana – 1.1%
Louisiana Citizens Ppty Ins Corp. AMBAC 5.25%, 6/01/13	70	71,836

Maryland – 2.8%
Maryland GO 5.00%, 3/15/15	170	188,358

Massachusetts – 2.4%
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/26	140	162,473

Michigan – 4.2%
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/19	50	62,154
Series 2012B 5.00%, 7/01/22	190	217,212

		279,366

New Jersey – 2.1%
New Jersey Trnsp Trust FD Auth (New Jersey Trnsp Trust Fund) NPFGC-RE 5.625%, 6/15/13	135	139,360

New York – 14.7%
Long Island Pwr Auth NY NPFGC Series 2006D 2.429%, 9/01/15(a)	100	102,471

10	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	$185	$222,215
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	175	214,328
New York St Dormitory Auth (New York St Pers Income Tax) 4.00%, 3/15/13	190	192,633
Series 2011C 5.00%, 3/15/25	50	60,383
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	190	192,916

		984,946

North Carolina – 3.2%
North Carolina Cap Impt Lease Series 2008A 5.00%, 5/01/26	185	215,494

Oregon – 2.5%
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	140	166,187

Pennsylvania – 4.4%
Pennsylvania GO Series 2010A 5.00%, 5/01/13-5/01/14	245	255,269
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	35	37,460

		292,729

Puerto Rico – 2.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	75	80,257
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.528%, 7/01/28(a)	135	107,479

		187,736

Texas – 8.9%
Conroe TX ISD GO 5.00%, 2/15/24	180	219,121
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	100	118,127

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Util Sys Series 20011E 5.00%, 11/15/13	$185	$193,975
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	55	66,470

		597,693

Virginia – 6.1%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25	185	220,355
Virginia Lease Pub Fac Series 2003A 5.00%, 8/01/13	180	186,376

		406,731

Washington – 4.6%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/25	165	202,193
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	90	106,810

		309,003

Total Municipal Obligations (cost $5,999,488)		6,275,619

CORPORATES - INVESTMENT GRADES – 3.5%
Financial Institutions – 1.8%
Banking – 1.4%
Bank of America Corp. 7.375%, 5/15/14	25	27,316
Capital One Financial Corp. 2.125%, 7/15/14	13	13,257
Citigroup, Inc. 6.00%, 12/13/13	25	26,406
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	25	26,221

		93,200

Finance – 0.4%
General Electric Capital Corp. 2.15%, 1/09/15	27	27,744

Industrial – 1.5%
Communications - Telecommunications – 0.4%
Verizon Communications, Inc. 5.25%, 4/15/13	25	25,537

12	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	$14	$14,831

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 1.25%, 2/27/15	14	14,136

Consumer Non-Cyclical – 0.2%
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	15	15,205

Energy – 0.1%
ConocoPhillips 4.75%, 2/01/14	6	6,316

Technology – 0.4%
Hewlett-Packard Co. 1.55%, 5/30/14	27	26,985

Utility – 0.2%
Electric – 0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	13	13,664

Total Corporates – Investment Grades (cost $232,829)		237,618

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(b) (cost $77,181)	77,181	77,181

Total Investments – 98.4% (cost $6,309,498)		6,590,418
Other assets less liabilities – 1.6%		106,188

Net Assets – 100.0%		$6,696,606

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	13

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$250	7/7/23	2.035%	3 Month LIBOR	$(2,598)
JPMorgan Chase Bank, NA	4,100	12/12/14	0.914%	3 Month LIBOR	(42,394)
JPMorgan Chase Bank, NA	1,100	3/6/15	0.643%	3 Month LIBOR	(4,780)
JPMorgan Chase Bank, NA	2,400	9/13/17	1.098%	3 Month LIBOR	(19,543)
JPMorgan Chase Bank, NA	4,000	12/12/18	2.018%	3 Month LIBOR	(223,780)

					$(293,095)

INFLATION (CPI) SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$200	1/31/27	2.628%	CPI	#	$6,723
Citibank, NA	300	7/19/22	2.400%	CPI	#	9,848
Deutsche Bank AG	2,300	6/2/13	2.094%	CPI	#	(6,064)
Deutsche Bank AG	700	6/30/14	1.998%	CPI	#	(4,125)
Deutsche Bank AG	800	7/21/14	2.155%	CPI	#	(9,927)
Deutsche Bank AG	300	6/20/21	2.655%	CPI	#	(2,001)
Deutsche Bank AG	200	9/7/21	2.400%	CPI	#	4,614
JPMorgan Chase Bank, NA	600	8/17/22	2.523%	CPI	#	14,603
JPMorgan Chase Bank, NA	100	6/30/26	2.890%	CPI	#	(1,655)
JPMorgan Chase Bank, NA	200	7/21/26	2.935%	CPI	#	(5,047)
JPMorgan Chase Bank, NA	150	12/23/26	2.484%	CPI	#	8,455

						$15,424

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

14	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	BCIT3T	7,900,000	0.47%	$7,900	12/12/12	Barclays Bank PLC	$293,497

(a)	Variable rate coupon, rate shown as of October 31, 2012.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2012, the Fund held 11.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

BCIT3T – Barclays Capital US Inflation Linked Bonds 1 to 10 Year

COP – Certificate of Participation

GO – General Obligation

ISD – Independent School District

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PUD – Public Utility District

RTA – Regional Transportation Authority

SRF – State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,232,317)	$6,513,237
Affiliated issuers (cost $77,181)	77,181
Unrealized appreciation on total return swap contracts	293,497
Interest and dividends receivable	76,254
Unrealized appreciation on inflation swap contracts	44,243
Premium paid on total return swap contracts	14,061
Other asset	47

Total assets	7,018,520

Liabilities
Unrealized depreciation on interest rate swap contracts	293,095
Unrealized depreciation on inflation swap contracts	28,819

Total liabilities	321,914

Net Assets	$6,696,606

Composition of Net Assets
Shares of beneficial interest, at par	$6
Additional paid-in capital	6,346,280
Undistributed net investment income	58,761
Accumulated net realized loss on investment transactions	(5,187)
Net unrealized appreciation on investments	296,746

$6,696,606

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 630,807 common shares outstanding)	$10.62

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2012 (unaudited)

Investment Income
Interest	$69,560
Dividends—Affiliated issuers	47

Total investment income		$69,607

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		5,279
Swap contracts		(22,574)
Net change in unrealized appreciation/depreciation of:
Investments		84,897
Swap contracts		34,867

Net gain on investment transactions		102,469

Net Increase in Net Assets from Operations		$172,076

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (unaudited)		May 2, 2011(a)to April 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$69,607		$107,656
Net realized gain (loss) on investment transactions	(17,295)		13,077
Net change in unrealized appreciation/depreciation of investments	119,764		176,982

Net increase in net assets from operations	172,076		297,715
Dividends and Distributions to Shareholders from
Net investment income	(27,849)		(90,653)
Net realized gain on investment transactions	– 0	–	(969)
Transactions in Shares of Beneficial Interest
Net increase	1,121,434		5,224,852

Total increase	1,265,661		5,430,945
Net Assets
Beginning of period	5,430,945		– 0	–

End of period (including undistributed net investment income of $58,761 and $17,003, respectively)	$6,696,606		$5,430,945

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Tax-Aware Real Return Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	19

Notes to Financial Statements

listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

20	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,275,619		$	– 0	–	$6,275,619
Corporates – Investment Grades		– 0	–	237,618			– 0	–	237,618
Short-Term Investments		77,181		– 0	–		– 0	–	77,181

Total Investments in Securities		77,181		6,513,237			– 0	–	6,590,418
Other Financial Instruments*:
Assets:
Inflation (CPI) Swap Contracts		– 0	–	44,243			– 0	–	44,243
Total Return Swap Contracts		– 0	–	– 0	–		293,497		293,497
Liabilities:
Interest Rate Swap Contracts		– 0	–	(293,095)			– 0	–	(293,095)
Inflation (CPI) Swap Contracts		– 0	–	(28,819)			– 0	–	(28,819)

Total		$77,181		$6,235,566			$293,497		$6,606,244

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	21

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Total Return Swap Contracts		Total
Balance as of 4/30/12	$124,207		$124,207
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	5,890		5,890
Change in unrealized appreciation/depreciation	169,290		169,290
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Settlements	(5,890)		(5,890)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/12	$293,497		$293,497

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$169,290		$169,290

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at October 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Total Return Swaps	$293,497	Indicative Market Quotations	Broker Quote	$104.43

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pric-

22	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

ing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	23

Notes to Financial Statements

wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2012 is as follows:

Market Value April 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)	Dividend Income (000)
$ 21	$2,144	$2,088	$77	$	– 0	–*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$1,921,230		$407,251
U.S. government securities	– 0	–	– 0	–

24	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$281,378
Gross unrealized depreciation	(458)

Net unrealized appreciation	$280,920

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	25

Notes to Financial Statements

statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2012, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended October 31, 2012, the Portfolio held inflation (CPI) swaps for hedging purposes.

26	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2012, the Portfolio held total return swaps for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $291,644. If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, an amount of $291,644 would be required to be posted by the Portfolio.

At October 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$293,095

Interest rate contracts	Unrealized appreciation on inflation swap contracts	$44,243	Unrealized depreciation on inflation swap contracts	28,819

Equity contracts	Unrealized appreciation on total return swap contracts	293,497

Total		$337,740		$321,914

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	27

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(28,464)	$(134,423)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	5,890	169,290

Total		$(22,574)	$34,867

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2012:

Interest Rate Swap Contracts:
Average notional amount	$10,407,143

Inflation Rate Swap Contracts:
Average notional amount	$5,378,571

Total Return Swap Contracts:
Average notional amount	$7,100,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2012 (unaudited)	May 2, 2011(a) to April 30, 2012	Six Months Ended October 31, 2012 (unaudited)	May 2, 2011(a) to April 30, 2012

Shares sold	113,008	536,700	$1,172,854	$5,367,398

Shares redeemed	(4,851)	(14,050)	(51,420)	(142,546)

Net increase	108,157	522,650	$1,121,434	$5,224,852

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a

28	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended April 30, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$21,596
Tax-exempt income	70,026

Total distributions paid	$91,622

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	29

Notes to Financial Statements

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$36,958
Undistributed ordinary income	117,757
Unrealized appreciation/(depreciation)	52,775	(a)

Total accumulated earnings/(deficit)	$207,490	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

30	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2012 (unaudited)		May 2, 2011(a) to April 30, 2012

Net asset value, beginning of period	$ 10.39		$ 10.00

Income From Investment Operations
Net investment income(b)	.12		.21
Net realized and unrealized gain on investment transactions	.16		.36

Net increase in net asset value from operations	.28		.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)

Total dividends and distributions	(.05)		(.18)

Net asset value, end of period	$ 10.62		$ 10.39

Total Return
Total investment return based on net asset value(d)	2.73%		5.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,697		$5,431
Ratio to average net assets of:
Net investment income(e)	2.30%		2.07%
Portfolio turnover rate	7%		25%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	31

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Fred S. Cohen(2) , Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

32	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	33

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2012 are set forth below:

Portfolio	9/30/12 Net Assets ($MM)
Tax-Aware Real Return Income Shares	$6.7

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Tax-Aware Real Return Income Shares.

34	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Municipal Bond Inflation Strategy, a retail mutual fund that has a similar investment style as the Portfolio.6 Set forth in the table below is the advisory fee schedule of the retail mutual fund and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2012 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Tax-Aware Real Return Income Shares	Municipal Bond Inflation Strategy	0.50 bp on first $2.5 billion 0.45 bp on next $2.5 billion 0.40 bp on the balance	0.500%

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The advisory fee schedule of Municipal Bond Inflation Strategy is consistent with the NYAG related High Income category advisory fee schedule. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	35

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.7,8 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,9 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, one other Intermediate Municipal Debt Fund, one General & Insured Municipal Debt Fund, three General Bond Funds, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Investment-Grade Debt Fund.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

36	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2011, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	37

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)13 for the period ended July 31, 2012:

	Portfolio Return (%)	PU Median (%)	PU Rank
Tax-Aware Real Return Income Shares
1 Year	3.96	9.12	31/32

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

38	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Tax-Aware Real Return Income Shares	4.95	4.68	4.37	1.11	1
Barclays Capital 1-10Yr TIPS Index	4.84	6.52	3.24	2.23	1
Inception Date: May 2, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

14	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	39

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

40	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	41

NOTES

42	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	43

NOTES

44	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TARRIS-0152-1012

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Income Shares

October 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) Municipal Bond Index, for the six- and 12-month periods ended October 31, 2012.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	1

The Fund outperformed its benchmark for the six- and 12-month periods ended October 31, 2012. For both periods, yield curve positioning contributed to performance, as did a relatively larger weight in lower-rate bonds. For the six-month period, security selection contributed to performance, particularly in the healthcare and industrials sectors. For the 12-month period, security selection contributed in the healthcare, industrials and transportation sectors. For both periods, a relative underweight in the leasing and insured sectors detracted from returns.

The Fund used derivatives in the form of credit default swaps for hedging purposes during the six and 12-month periods, which added to performance.

Market Review and Investment Strategy

The municipal bond market rallied over both the six- and 12- month periods ended October 31, 2012, in response to slow economic growth and increasingly accommodative monetary policy; the U.S. Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist”, which entails monthly purchases of $45 billion in long-term Treasury bonds, through the end of 2012, and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period, while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow-growth environment. State and local government revenues rise and fall with the economy. State revenue collections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the view of the Municipal Bond Investment Team (the “Team”), state and local governments are more vulnerable than normal to an economic downturn at this point in a recovery. To reduce this vulnerability in the Fund, the Team has limited holdings of state and local government bonds and instead has been favoring essential purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The large U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

determined by the value of their tax exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax exemption could reduce their value. The Fund’s most effective defense against this uncertainty is through limiting the Fund’s exposure to long-maturity bonds that would be most affected by changes in the tax code.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2012, 1.70% of the Fund’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds as of that date.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Income Shares	8.22%	18.63%

BC Municipal Bond Index	3.34%	9.03%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
NAV Returns

1 Year	18.63%
Since Inception*	10.82%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

1 Year	16.91%
Since Inception*	10.44%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,082.20	$0.21	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
*	Expenses equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $74.3

*	All data are as of October 31, 2012. The Fund’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.2%
Long-Term Municipal Bonds – 102.2%
Alabama – 2.1%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 7.00%, 2/01/36	$400	$437,232
Jefferson Cnty AL LT Sch Wts Series 2004A 5.00%, 1/01/24	65	63,905
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/39	600	640,548
Phenix City AL IDB (Meadwestvaco Corp.) Series 2002A 6.35%, 5/15/35	200	200,352
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	224,472

		1,566,509

Alaska – 0.1%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	100	111,681

Arizona – 3.5%
Apache Cnty AZ IDA (Tucson Electric Power Co.) Series A 4.50%, 3/01/30	300	314,658
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	200	199,222
5.20%, 10/01/37	350	320,768
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	150	148,437
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	100	124,147
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	100	110,430

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	$1,175	$1,359,886

		2,577,548

California – 12.5%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	100	113,764
California Ed Fac Auth (Univ of The Pacific)
Series 2012A 5.00%, 11/01/42	100	110,670
California GO 5.00%, 4/01/42	1,005	1,113,007
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	85	100,556
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	765	773,186
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	750	756,180
California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	530	564,874
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(a)	100	102,348
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	100	108,196
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	158,355
California Statewide CDA (The Terraces at San Joaquin Gardens) 6.00%, 10/01/42-10/01/47	750	784,725
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)	100	102,198

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	$1,355	$1,091,900
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31	300	339,081
Poway CA USD CFD #6 5.00%, 9/01/36	300	315,435
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	100	123,995
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series A 5.00%, 8/01/30	400	481,348
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	100	102,411
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36	100	66,409
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	510	418,832
Univ of California Series 2012G 5.00%, 5/15/30(b)	1,000	1,189,300
Upland CA Cmnty Redev Agy (Upland CA Cmnty Fac Dist Spl Tax) 5.00%, 9/01/31	225	235,112
Vernon CA Elec Sys Series 2012A 5.50%, 8/01/41	100	109,376

		9,261,258

Colorado – 2.2%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	910	974,273
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 5.00%, 11/15/17	160	186,938
Park Creek Met Dist CO 5.50%, 12/01/37	200	214,438
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	200	231,998

		1,607,647

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware – 0.4%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	$275	$287,917

District of Columbia – 2.9%
District of Columbia (American Society of Hematology) 5.00%, 7/01/42	400	433,424
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	100	109,660
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	1,420	1,461,862
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	100	122,154

		2,127,100

Florida – 6.4%
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/46	435	514,409
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	100	116,696
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	520	581,511
Lakeland FL ED Fac (Florida Southern College) Series 2012 5.00%, 9/01/30-9/01/37	665	716,811
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32	600	671,490
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	750	825,772
6.75%, 11/15/21	170	188,156
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	300	379,119
Orange Cnty FL Hlth Fac Auth (Orlando Health) 5.00%, 10/01/42	615	662,792

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	$100	$105,526

		4,762,282

Georgia – 0.3%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	200	235,342

Hawaii – 1.7%
Hawaii Dept Budget & Finance (Kahala Nui) 5.125%, 11/15/32	200	214,502
5.25%, 11/15/37	975	1,039,155

		1,253,657

Idaho – 0.3%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	200	224,852

Illinois – 4.8%
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) 5.00%, 6/01/18	1,170	1,366,969
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	65	65,064
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	100	101,748
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	413,860
Illinois Finance Auth (Lutheran Senior Svcs) 5.75%, 5/15/46	1,070	1,087,227
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	100	99,812
Illinois Finance Auth (The Admiral at The Lake) Series 2010A 8.00%, 5/15/46	200	235,194

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	$100	$112,665
Illinois GO 5.00%, 3/01/33	100	109,835

		3,592,374

Indiana – 2.1%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40-8/15/45	925	996,644
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42	260	284,290
The Barrington at Carmel Series 2012A 7.125%, 11/15/47	270	277,679

		1,558,613

Iowa – 1.7%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	725	736,832
Tobacco Settlement Fin Corp. IA Series 2005C 5.625%, 6/01/46	530	499,218

		1,236,050

Kansas – 0.3%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.50%, 5/15/39	225	228,686

Kentucky – 1.5%
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.50%, 11/15/45	1,000	1,008,420
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.375%, 6/01/40	100	118,830

		1,127,250

Louisiana – 2.6%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	940	1,102,667

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	$400	$455,200
Louisiana Pub Fac Auth (Franciscan Missionaries) 5.00%, 7/01/42(c)	125	135,759
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	200	217,760

		1,911,386

Massachusetts – 1.4%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	745	806,522
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/13	205	205,084

		1,011,606

Michigan – 2.9%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	120	134,426
Detroit MI Swr Disp Series A 5.25%, 7/01/39	400	436,020
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32-11/15/46	300	321,291
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	1,065	934,676
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) NPFGC-RE 5.00%, 12/01/27	300	323,778

		2,150,191

Minnesota – 1.1%
Duluth MN EDA (St Lukes Hlth Sys) 5.75%, 6/15/32	815	853,541

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	$100	$108,100

Nebraska – 1.2%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc.) 5.00%, 9/01/42	825	886,562

Nevada – 0.2%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	130	135,291

New Hampshire – 0.6%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	415	444,888

New Jersey – 3.3%
New Jersey EDA (Continental Airlines) 5.25%, 9/15/29	525	537,484
7.00%, 11/15/30	220	220,964
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	500	511,210
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	100	108,316
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41	1,225	1,065,983

		2,443,957

New Mexico – 1.5%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	1,060	1,090,305

New York – 7.9%
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/42	900	1,015,308
Liberty NY Dev Corp. (Goldman Sachs Group, Inc.) 5.25%, 10/01/35	565	670,271

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY Series 2012E 5.00%, 11/15/42	$580	$653,561
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	190	223,968
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	100	62,918
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	300	326,073
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	100	105,901
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012A 5.00%, 12/15/29(b)	5	637,423
5.00%, 12/15/30	1,000	1,208,200
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	100	107,255
New York St Thruway Auth 5.00%, 4/01/29(b)	500	598,160
Newburgh NY GO Series A 5.625%, 6/15/34	245	249,812
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	50	43,608

		5,902,458

North Carolina – 0.1%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	100	96,478

Ohio – 3.8%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	1,495	1,280,318
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	210	215,989
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.25%, 12/01/36	1,000	1,006,580

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

S Estrn OH Port Auth Hosp Facs (Memorial Health Sys) 6.00%, 12/01/42	$300	$319,347

		2,822,234

Oklahoma – 0.3%
Oklahoma Dev Fin Auth (Inverness Village) 6.00%, 1/01/32	185	198,303

Oregon – 0.3%
Salem OR Hosp Fac Auth Revenue (Capital Manor, Inc.) 6.00%, 5/15/47	225	242,240

Pennsylvania – 3.8%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	230	247,935
Clairton PA Muni Auth Series 2012B 5.00%, 12/01/37-12/01/42	580	601,750
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/41	750	763,035
6.125%, 1/01/45	180	196,792
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	200	233,084
Norristown PA Area SD COP 5.00%, 4/01/32	100	103,796
North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	265	284,361
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	130	140,063
Philadelphia Hosp & Hgr Ed Fac Auth (Temple Univ Hlth Sys) Series 2012A 5.625%, 7/01/42	270	288,109

		2,858,925

Puerto Rico – 1.5%
Puerto Rico GO Series 2012A 5.00%, 7/01/41	180	178,902
5.50%, 7/01/39	485	500,733

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	$335	$336,826
Puerto Rico Pub Fin Corp. Series B 6.00%, 8/01/26	100	113,045

		1,129,506

Rhode Island – 0.4%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	150	175,331
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	100	102,051

		277,382

South Carolina – 0.6%
South Carolina St Public Svc Auth AMBAC 5.00%, 1/01/32(b)	400	446,256

South Dakota – 0.1%
Sioux Falls SD Hlth Fac (Dow Rummel Village) 5.00%, 11/15/26	100	99,302

Tennessee – 1.7%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.00%, 8/15/42	1,000	1,076,850
5.50%, 7/01/36	200	213,180

		1,290,030

Texas – 10.7%
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	200	229,150
Central TX Regl Mobility Auth 6.00%, 1/01/41	120	140,284
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/42	530	559,759
Dallas Fort Worth TX Intl Arpt Series 2012E 5.00%, 11/01/35	1,500	1,646,850
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	1,045	1,106,488

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Arpt Sys Series 2012A 5.00%, 7/01/32	$185	$206,277
Houston TX Util Sys Series 4081 5.00%, 11/15/28(b)	400	476,448
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.) 5.00%, 11/01/28	100	107,997
5.25%, 11/01/40	135	146,154
North Texas Ed Fin Corp. (Uplift Education) Series A 5.125%, 12/01/42	280	296,607
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.50%, 1/01/32	1,040	1,080,071
Sanger TX Indl Dev (German Pellets Gmbh) Series 2012B 8.00%, 7/01/38	600	604,302
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	200	210,468
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	515	635,453
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	200	242,530
Travis Cnty TX Hlth Fac (Longhorn Village) Series A 7.00%, 1/01/32	200	205,594
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	75	83,608

		7,978,040

Utah – 0.6%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	100	108,383
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	100	116,327
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	100	109,593
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	100	109,955

		444,258

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vermont – 0.3%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	$200	$210,462

Virginia – 9.3%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47(c)	300	323,646
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43(c)	1,030	1,018,227
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	1,270	976,579
Virginia College Bldg Auth 5.00%, 2/01/24(b)	550	684,343
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	1,200	1,253,712
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	1,275	1,397,949
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/23(b)	1,000	1,254,140

		6,908,596

Washington – 3.1%
Washington St GO 5.00%, 7/01/24(b)	1,000	1,221,470
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	1,065	1,053,808

		2,275,278

Total Investments – 102.2% (cost $73,126,626)		75,974,341
Other assets less liabilities – (2.2)%		(1,650,212)

Net Assets – 100.0%		$74,324,129

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA: CDX—NAHYS 18V-5Y, 6/20/17*	5.00%	4.92%	$1,980	$17,737	$(86,380)	$104,117

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $204,546 or 0.3% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	When-Issued or delayed delivery security.

As of October 31, 2012, the Fund held 1.7% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDX-NAHY – North American High Yield Credit Default Swap Index

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012 (unaudited)

Assets
Investments in securities, at value (cost $73,126,626)	$75,974,341
Cash	1,303,051
Receivable for shares of beneficial interest sold	1,425,972
Interest and dividends receivable	1,041,660
Unrealized appreciation on credit default swap contracts	104,117
Receivable for investment securities sold	50,547

Total assets	79,899,688

Liabilities
Payable for floating rate notes issued*	3,935,000
Payable for investment securities purchased	1,463,776
Dividends payable	86,498
Premium received on credit default swap contracts	86,380
Interest payable	3,905

Total liabilities	5,575,559

Net Assets	$74,324,129

Composition of Net Assets
Shares of beneficial interest, at par	$67
Additional paid-in capital	71,552,572
Distributions in excess of net investment income	(41,083)
Accumulated net realized loss on investment transactions	(139,259)
Net unrealized appreciation on investments	2,951,832

$74,324,129

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 6,704,545 common shares outstanding)	$11.09

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2012 (unaudited)

Investment Income
Interest	$912,878
Dividends—Affiliated issuers	655	$913,533

Expenses
Interest expense	8,707

Total expenses		8,707

Net investment income		904,826

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		23,880
Swap contracts		29,533
Net change in unrealized appreciation/depreciation of:
Investments		2,014,532
Swap contracts		104,117

Net gain on investment transactions		2,172,062

Net Increase in Net Assets from Operations		$3,076,888

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$904,826	$668,198
Net realized gain (loss) on investment transactions	53,413	(62,369)
Net change in unrealized appreciation/depreciation of investments	2,118,649	1,476,618

Net increase in net assets from operations	3,076,888	2,082,447
Dividends to Shareholders from
Net investment income	(945,909)	(668,198)
Transactions in Shares of Beneficial Interest
Net increase	54,587,499	6,772,872

Total increase	56,718,478	8,187,121
Net Assets
Beginning of period	17,605,651	9,418,530

End of period (including distributions in excess of net investment income of ($41,083) and $0, respectively)	$74,324,129	$17,605,651

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	25

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS*

Six Months Ended October 31, 2012 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$196,293
Interest expense paid	(6,199)
Purchases of long-term investments.	(59,692,736)
Proceeds from disposition of long-term investments.	2,518,857
Proceeds from disposition of short-term investments, net	2,128,795
Proceeds from swap contracts, net	122,346

Net decrease in cash from operating activities.		$(54,732,644)
Financing Activities:
Cash dividends paid	(877,280)
Subscriptions of beneficial interest, net	54,262,975
Increase in payable for floating rate notes issued	2,650,000
Net increase in cash from financing activities		56,035,695

Net increase in cash		1,303,051
Cash at beginning of period.		– 0	–

Cash at end of period		$1,303,051

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations.		$3,076,888
Adjustments:
Increase in interest and dividends receivable.	$(761,992)
Net accretion of bond discount and amortization of bond premium	44,752
Decrease in interest payable	2,508
Purchases of long-term investments	(59,692,736)
Proceeds from disposition of long-term investments.	2,518,857
Proceeds from disposition of short-term investments, net.	2,128,795
Proceeds on swap contracts, net.	122,346
Net realized gain on investment transactions.	(53,413)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated. assets and liabilities.	(2,118,649)

Total adjustments.		(57,809,532)

Net decrease in cash from operating activities		$(54,732,644)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investment in Level 3 securities throughout the period.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares (the “Portfolio”), AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	27

Notes to Financial Statements

listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$60,920,569		$15,053,772		$75,974,341

Total Investments in Securities		– 0	–	60,920,569		15,053,772		75,974,341
Other Financial Instruments* :
Assets:
Credit Default Swap Contracts		– 0	–	104,117		– 0	–	104,117
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(a)	$	– 0	–	$61,024,686		$15,053,772		$76,078,458

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

(a)	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	29

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 4/30/12	$2,764,044		$2,764,044
Accrued discounts/(premiums)	2,713		2,713
Realized gain (loss)	683		683
Change in unrealized appreciation/depreciation	341,189		341,189
Purchases	12,088,353		12,088,353
Sales	(35,000)		(35,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3+	(108,210)		(108,210)

Balance as of 10/31/12	$15,053,772		$15,053,772

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$341,189		$341,189

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at October 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$15,053,772	Third Party Vendor	Evaluated Quotes	$62.92-$118.30

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers, of all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	31

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2012 is as follows:

Market Value April 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)			Dividend Income (000)
$ 329	$38,889	$39,218	$	– 0	–	$1

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$59,894,866		$2,567,205
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$2,907,423
Gross unrealized depreciation	(59,708)

Net unrealized appreciation	$2,847,715

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	33

Notes to Financial Statements

the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2012, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

As of October 31, 2012, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the Portfolio had no OTC derivatives with contingent features in net liability positions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	35

Notes to Financial Statements

At October 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$104,117

Total		$104,117

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$29,533	$104,117

Total		$29,533	$104,117

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2012:

Credit Default Swap Contracts:
Average notional amount of sale contracts	$1,984,000	(a)

(a)	Positions were open five months during the period.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012

Shares sold	6,486,179	658,809	$70,274,545	$6,786,551

Shares redeemed	(1,458,813)	(1,317)	(15,687,046)	(13,679)

Net increase	5,027,366	657,492	$54,587,499	$6,772,872

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	37

Notes to Financial Statements

expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$8,792	$4,156
Tax-exempt income	659,406	315,742

Total distributions paid	$668,198	$319,898

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$17,869
Accumulated capital and other losses	(190,305	)(a)
Unrealized appreciation/(depreciation)	830,816	(b)

Total accumulated earnings/(deficit)	$658,380	(c)

(a)	On April 30, 2012, the Portfolio had a net capital loss carryforward of $190,000. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $305, which is deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $190,000 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 184,725	$ 5,275	No expiration

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At October 31, 2012, the amount of the Portfolio’s Floating Rate Notes outstanding was $3,935,000 and the related interest rate was 0.22% to 0.24%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2012 (unaudited)		Year Ended April 30, 2012	September 1, 2010(a) to April 30, 2011
Net asset value, beginning of period	$ 10.50		$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.24		.59	.32
Net realized and unrealized gain (loss) on investment transactions	.61		1.27	(.77)

Net increase (decrease) in net asset value from operations	.85		1.86	(.45)

Less: Dividends
Dividends from net investment income	(.26)		(.60)	(.31)

Net asset value, end of period	$ 11.09		$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(c)	8.22%		20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,324		$17,606	$9,419
Ratio to average net assets of:
Expenses	.04	%(d)	.05%	.02	%(d)
Expenses, excluding interest expense	.00	%(d)	.00%	.00	%(d)
Net investment income	4.59	%(d)	6.06%	5.03	%(d)
Portfolio turnover rate	7%		17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	41

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	43

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2012 are set forth below:

Portfolio	9/30/12 Net Assets ($MM)
Municipal Income Shares	$56.8

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Municipal Income Shares.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	45

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,8 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2011 and 2010, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, one other General & Insured Municipal Debt Fund, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, one Intermediate Investment-Grade Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds, and one Intermediate Municipal Debt Fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	47

dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2012:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares 1 Year	17.80	12.32	1/35

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income Shares	18.76	10.47	3.75	4.62	1
Barclays Capital Municipal Bond Index	10.51	5.90	3.15	3.04	1
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	51

NOTES

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0152-1012

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 21, 2012